SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2003

IMPAC MORTGAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14100	33-0675505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street

Newport Beach, CA 92660

(Address of principal executive offices including zip code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events

On June 11, 2003, the Common Stock of Impac Mortgage Holdings, Inc. began trading on the New York Stock Exchange under the symbol “IMH”. Reference is made to the press release dated June 2, 2003, the text of which is attached hereto as Exhibit 99.1. The title and first paragraph of the press release is filed and incorporated by reference herein.

In connection with the Equity Distribution Agreement, dated May 5, 2003, between Impac Mortgage Holdings, Inc. (the “Company”) and UBS Securities LLC (formerly UBS Warburg LLC), on June 10, 2003, the Company and UBS Securities LLC entered into a letter agreement reflecting that the Company’s Common Stock will be listed on the New York Stock Exchange.

ITEM 7. Exhibits

(c) Exhibits

1.1	Letter Agreement to Equity Distribution Agreement, dated June 10, 2003, between Impac Mortgage Holdings, Inc. and UBS Securities LLC.

99.1	Press Release dated June 2, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

By:	/s/ RONALD M. MORRISON
Ronald M. Morrison General Counsel and Secretary

Date: June 11, 2003

EXHIBIT INDEX

1.1	Letter Agreement to Equity Distribution Agreement, dated June 10, 2003, between Impac Mortgage Holdings, Inc. and UBS Securities LLC.

99.1	Press Release dated June 2, 2003